UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35479 (Commission File Number)	20-5956993 (I.R.S. Employer Identification Number)

Fulbright Tower, 1301 McKinney Street, Suite 2300 Houston, TX 77010 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of MRC Global Inc. (the “Company”) was held on Tuesday, April 30, 2019 in Houston, Texas. The results of the matters submitted to a vote of the stockholders at the meeting are set forth below. Pursuant to Delaware law and the Company’s By-Laws, broker non-votes are not considered votes cast and do not affect the outcome of the votes. In addition, abstentions are also not considered votes cast for any of the matters submitted to a vote of stockholders except for Item III below. Therefore, only votes for and against each matter are included in the percentages below with the exception of Item III below, which includes abstentions.

Item I. Election of Directors. Stockholders elected each of the persons named below as Directors to hold office until the 2020 annual meeting of stockholders, or until their successors are elected and qualified, or their earlier retirement, removal or death:

	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON-VOTES
Deborah G. Adams	94,006,127	98.55	1,383,049	1.45	3,287,506

Leonard M. Anthony	93,304,923	97.82	2,084,253	2.18	3,287,506

Rhys J. Best	92,819,414	97.31	2,569,762	2.69	3,287,506

Barbara J. Duganier	93,764,121	98.30	1,625,055	1.70	3,287,506

Craig Ketchum	91,754,747	96.19	3,634,429	3.81	3,287,506

Andrew R. Lane	94,517,862	99.09	871,314	0.91	3,287,506

Dr. Cornelis A. Linse	93,902,025	98.44	1,487,151	1.56	3,287,506

John A. Perkins	93,253,118	97.76	2,136,058	2.24	3,287,506

H. B. Wehrle, III	91,830,541	96.27	3,558,635	3.73	3,287,506

Robert L. Wood	93,624,339	98.15	1,764,837	1.85	3,287,506

Item II. Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as follows:

Votes Cast For:	82,308,051	86.39%

Votes Cast Against:	12,968,441	13.61%

Abstentions:	112,684

Broker Non-Votes:	3,287,506

Item III. Approval of Amendment to the 2011 Omnibus Incentive Plan, as amended. The stockholders approved the Amendment to the 2011 Omnibus Incentive Plan, as amended, as follows:

Votes Cast For:	93,618,626	98.14%

Votes Cast Against:	1,640,561	1.72%

Abstentions:	129,989	0.14%

Broker Non-Votes:	3,287,506

Item IV. Approval of Advisory Recommendation on Frequency of Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the holding of an advisory vote on the compensation of the Company’s named executive officers every year as follows:

Votes Cast For Every Year (1 Year):	90,908,757	95.40%

Votes Cast For Every 2 Years:	72,548	0.08%

Votes Cast For Every 3 Years:	4,305,111	4.52%

Abstentions:	102,760

Broker Non-Votes:	3,287,506

In accordance with the stockholder voting results, the Company’s Board of Directors determined on April 30, 2019 that the Company will hold an annual advisory vote on named executive officer compensation until the next advisory vote on the frequency of advisory votes on named executive officer compensation.

Item V. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2019 as follows:

Votes Cast For:	97,727,020	99.13%

Votes Cast Against:	853,026	0.87%

Abstentions:	96,636

Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2019

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs,
General Counsel and Corporate Secretary

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